                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Signatory") constitutes and appoints Paul H. Fischer, Jeffrey W. Church, and Steven Kaplan (each, an "Agent", and collectively, "Agents") or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.

             SIGNATURE                                       TITLE                                DATE
             ---------                                       -----                                ----


/s/ PAUL H. FISCHER                           Director, President and Chief Executive      March 14, 2001
----------------------------------------      Officer
Paul H. Fischer


                                              Chief Financial Officer, Treasurer and
/s/ JEFFREY W. CHURCH                         Secretary (Principal Financial and           March 14, 2001
----------------------------------------      Accounting Officer)
Jeffrey W. Church



/s/ HAL S. BRODERSON                          Director                                     March 14, 2001
----------------------------------------
Hal S. Broderson



/s/ HERBERT J. CONRAD                         Director                                     March 14, 2001
----------------------------------------
Herbert J. Conrad



/s/ WAYNE T. HOCKMEYER                        Director                                     March 14, 2001
----------------------------------------
Wayne T. Hockmeyer



/s/ HARRY T. REIN                             Director                                     March 14, 2001
----------------------------------------
Harry T. Rein



/s/ WENDELL WIERENGA                          Director                                     March 14, 2001
----------------------------------------
Wendell Wierenga



                                              Director                                     March __, 2001
----------------------------------------
Gregory Zaic